SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 13, 2005

LAS VEGAS SANDS CORP.

(Exact name of registrant as specified in its charter)

NEVADA	001-32373	27-0099920
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH
LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 414-1000

NOT APPLICABLE

(Former name or former address, if changed since last report)

        Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

        [  ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

              On September 13, 2005, Las Vegas Sands Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and certain stockholders of the Company named in Schedule I to the Underwriting Agreement (the “Selling Stockholders”) in connection with the sale of 950,000 shares of the Company’s common stock. The purchase price of the common stock to Goldman, Sachs & Co. in the Underwriting Agreement was $35.64 per share. The Selling Stockholders are offering all of the shares and the Company will not receive any of the proceeds of the offering. The Selling Stockholders offered the common stock pursuant to a prospectus supplement and the accompanying base reoffer prospectus filed with the SEC pursuant to Rule 424(b)(3) of the Securities Act of 1933 in connection with a shelf takedown from the Company’s shelf registration statement on Form S-8 dated February 24, 2005 (Registration File No. 333-122978). Two of the Selling Stockholders are executive officers of the Company. The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement. The Company also agreed to indemnify Goldman, Sachs & Co. against certain liabilities, including liabilities under the Securities Act of 1933.

        Goldman, Sachs & Co. and its affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses. Affiliates of Goldman, Sachs & Co. were initial purchasers of the 6.375% senior notes that the Company issued in February 2005. Affiliates of Goldman, Sachs & Co. also acted as underwriters in connection with the Company’s initial public offering in December 2004. Finally, Goldman, Sachs & Co. is a lender under the credit facility entered into by the Company’s subsidiary.

        This description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is included as Exhibit 1.1 to this Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

              (c)   Exhibits.

1.1	Underwriting Agreement, dated September 13, 2005, by and among the Company, Goldman, Sachs & Co. and the Selling Stockholders.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 16, 2005

LAS VEGAS SANDS CORP. By: /s/ Bradley K. Serwin —————————————— Name: Bradley K. Serwin Title: General Counsel and Secretary

INDEX TO EXHIBITS

1.1	Underwriting Agreement, dated September 13, 2005, by and among the Company, Goldman, Sachs & Co. and the Selling Stockholders.